UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2012

BRAZIL FAST FOOD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23278	13-3688737
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Rua Voluntários da Pátria, 89-9° andar – Botafogo CEP 22.270-010, Rio de Janeiro, Brazil		22270-010
(Address of Principal Executive Offices)		(Zip Code)

011 55 21 2536-7500

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 15, 2012, Brazil Fast Food Corp. (the “Company”) issued a press release announcing that its Board of Directors has approved deregistration of the Company’s common stock under the Securities Exchange Act, as amended. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit No.	Description

99.1	Press Release of Brazil Fast Food Corp., dated October 15, 2012, regarding approval by its Board of Directors of the deregistration of its common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2012

BRAZIL FAST FOOD CORP.

By:	/s/ Ricardo Figueiredo Bomeny
	Name:	Ricardo Figueiredo Bomeny
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Brazil Fast Food Corp., dated October 15, 2012, regarding approval by its Board of Directors of the deregistration of its common stock.